UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-23090

Oppenheimer Small Cap Value Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: April 30

Date of reporting period: 7/31/2016

Item 1. Schedule of Investments.

STATEMENT OF INVESTMENTS July 31, 2016 Unaudited

	Shares	Value
Common Stocks—94.5%
Consumer Discretionary—11.6%
Automobiles—1.3%
Thor Industries, Inc.	1,923	$147,187
Hotels, Restaurants & Leisure—4.0%
Brinker International, Inc.	2,316	109,176
Del Taco Restaurants, Inc.[1]	8,668	91,101
Intrawest Resorts Holdings, Inc.[1]	9,572	139,177
SeaWorld Entertainment, Inc.	7,229	111,326
		450,780
Household Durables—3.0%
LGI Homes, Inc.[1]	3,588	123,176
MDC Holdings, Inc.	5,385	141,733
WCI Communities Inc.[1]	4,003	67,371
		332,280
Leisure Products—0.2%
Performance Sports Group Ltd.[1]	8,633	28,748
Media—2.3%
Gannett Co., Inc.	7,715	98,443
MDC Partners, Inc., Cl. A	2,168	27,664
Regal Entertainment Group, Cl. A	5,512	129,642
		255,749
Multiline Retail—0.8%
Tuesday Morning Corp.[1]	11,263	88,865
Consumer Staples—6.0%
Beverages—0.7%
National Beverage Corp.[1]	1,315	75,428
Food Products—4.5%
B&G Foods, Inc.	3,792	195,629
John B Sanfilippo & Son, Inc.	2,598	121,249
SunOpta, Inc.[1]	33,037	186,659
		503,537
Tobacco—0.8%
Vector Group Ltd.	3,964	87,565

	Shares	Value
Energy—4.4%
Energy Equipment & Services—0.9%
Patterson-UTI Energy, Inc.	5,099	$98,870
Oil, Gas & Consumable Fuels—3.5%
Delek US Holdings, Inc.	9,673	121,106
Gran Tierra Energy, Inc.[1]	36,651	101,523
Whiting Petroleum Corp.[1]	6,487	47,809
WPX Energy, Inc.[1]	12,716	127,033
		397,471
Financials—30.7%
Capital Markets—2.4%
Ares Management LP2	9,361	162,413
Moelis & Co., Cl. A	4,414	109,865
		272,278
Commercial Banks—9.7%
Associated Banc-Corp.	7,906	147,052
BancorpSouth, Inc.	4,393	104,641
First Interstate BancSystem, Inc., Cl. A	3,825	111,078
First NBC Bank Holding Co.[1]	3,825	72,790
Glacier Bancorp, Inc.	6,004	165,590
Great Western Bancorp, Inc.	4,388	145,550
PacWest Bancorp	2,224	91,962
Talmer Bancorp, Inc., Cl. A	5,084	106,866
Umpqua Holdings Corp.	9,321	141,959
		1,087,488
Consumer Finance—0.9%
Navient Corp.	6,670	94,714
Insurance—4.4%
CNO Financial Group, Inc.	6,889	119,662
Genworth Financial, Inc., Cl. A1	22,501	64,353
Horace Mann Educators Corp.	4,366	149,230

1 OPPENHEIMER SMALL CAP VALUE FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Insurance (Continued)
Validus Holdings Ltd.	3,198	$158,077
		491,322
Real Estate Investment Trusts (REITs)—10.9%
Care Capital Properties, Inc.	4,288	126,839
Communications Sales & Leasing, Inc.	3,112	96,721
DuPont Fabros Technology, Inc.	2,393	114,457
Equity LifeStyle Properties, Inc.	896	73,687
Healthcare Realty Trust, Inc.	3,095	111,915
LaSalle Hotel Properties	2,083	57,387
Potlatch Corp.	7,085	271,001
Retail Opportunity Investments Corp.	7,055	161,066
STORE Capital Corp.	3,384	105,547
WP Glimcher, Inc.	7,524	95,404
		1,214,024
Real Estate Management & Development—1.1%
RE/MAX Holdings, Inc., Cl. A	2,923	126,624
Thrifts & Mortgage Finance—1.3%
Radian Group, Inc.	11,462	147,860
Health Care—4.7%
Health Care Equipment & Supplies—1.3%
Halyard Health, Inc.[1]	2,462	85,160
Trinity Biotech plc, Sponsored ADR[1]	4,954	63,560
		148,720
Life Sciences Tools & Services—1.0%
VWR Corp.[1]	3,709	116,166
Pharmaceuticals—2.4%
Indivior plc	42,248	165,474
Medicines Co. (The)[1]	2,562	100,200
		265,674
Industrials—12.5%
Aerospace & Defense—3.8%
BWX Technologies, Inc.	3,143	115,694
Esterline Technologies Corp.[1]	1,773	107,852
National Presto Industries, Inc.	734	65,722

	Shares	Value
Aerospace & Defense (Continued)
Orbital ATK, Inc.	1,543	$134,426
		423,694
Air Freight & Couriers—0.6%
XPO Logistics, Inc.[1]	2,174	64,394
Building Products—1.2%
Universal Forest Products, Inc.	1,231	133,096
Commercial Services & Supplies—0.7%
Deluxe Corp.	1,216	82,189
Electrical Equipment—1.0%
AZZ, Inc.	1,922	119,318
Industrial Conglomerates—1.1%
Raven Industries, Inc.	6,066	125,930
Machinery—1.4%
Federal Signal Corp.	7,530	99,019
ITT, Inc.	1,763	55,905
		154,924
Professional Services—0.4%
TrueBlue, Inc.[1]	1,855	41,422
Road & Rail—1.4%
Celadon Group, Inc.	6,825	56,375
Genesee & Wyoming, Inc., Cl. A1	1,583	102,499
		158,874
Trading Companies & Distributors—0.9%
WESCO International, Inc.[1]	1,798	100,220
Information Technology—13.0%
Electronic Equipment, Instruments, & Components—4.6%
Belden, Inc.	1,775	129,948
Dolby Laboratories, Inc., Cl. A	2,088	105,047
Littelfuse, Inc.	988	123,520
SYNNEX Corp.	1,539	154,715
		513,230
Internet Software & Services—0.7%
Match Group, Inc.[1]	5,038	79,349
IT Services—1.5%
Blackhawk Network Holdings, Inc., Cl. A1	1,868	64,988

2 OPPENHEIMER SMALL CAP VALUE FUND

	Shares	Value
IT Services (Continued)
Science Applications International Corp.	1,736	$105,479
		170,467
Semiconductors & Semiconductor Equipment—3.3%
Microsemi Corp.[1]	2,746	107,094
MKS Instruments, Inc.	3,418	156,134
Semtech Corp.[1]	4,261	108,315
		371,543
Software—2.5%
Mentor Graphics Corp.	7,368	157,381
Verint Systems, Inc.[1]	3,538	124,785
		282,166
Technology Hardware, Storage & Peripherals—0.4%
Lexmark International, Inc., Cl. A	1,163	42,647
Materials—6.2%
Chemicals—2.6%
Huntsman Corp.	9,716	150,209
LSB Industries, Inc.[1]	5,615	65,022
Sensient Technologies Corp.	956	70,581
		285,812
Construction Materials—0.7%
Eagle Materials, Inc.	926	77,738
Containers & Packaging—0.9%
Owens-Illinois, Inc.[1]	5,585	104,942

	Shares	Value
Metals & Mining—0.5%
Reliance Steel & Aluminum Co.	779	$61,105
Paper & Forest Products—1.5%
Louisiana-Pacific Corp.[1]	8,313	167,923
Utilities—5.4%
Electric Utilities—2.9%
ALLETE, Inc.	1,933	123,422
El Paso Electric Co.	2,047	97,601
Portland General Electric Co.	2,342	102,275
		323,298
Multi-Utilities—2.5%
Avista Corp.	1,686	73,341
MDU Resources Group, Inc.	5,199	125,036
NorthWestern Corp.	1,267	76,958
		275,335
Total Common Stocks (Cost $9,732,552)		10,590,966

Investment Company—7.4%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.45%[3,4] (Cost $827,674)	827,674	827,674
Total Investments, at Value (Cost $10,560,226)	101.9%	11,418,640
Net Other Assets (Liabilities)	(1.9)	(211,478)
Net Assets	100.0%	$11,207,162

Footnotes to Statement of Investments

1. Non-income producing security.

2. Security is a Master Limited Partnership.

3. Rate shown is the 7-day yield at period end.

3 OPPENHEIMER SMALL CAP VALUE FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments (continued)

4. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares April 29, 2016[a]	Gross Additions	Gross Reductions	Shares July 31, 2016
Oppenheimer Institutional Money Market Fund, Cl. E	159,537	2,426,686	1,758,549	827,674

			Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E			$827,674	$615

        a. Represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

4 OPPENHEIMER SMALL CAP VALUE FUND

NOTES TO STATEMENT OF INVESTMENTS July 31, 2016 Unaudited

1. Organization

Oppenheimer Small Cap Value Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940, (“1940 Act”), as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub- Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

5 OPPENHEIMER SMALL CAP VALUE FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

6 OPPENHEIMER SMALL CAP VALUE FUND

3. Securities Valuation (Continued)

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based

7 OPPENHEIMER SMALL CAP VALUE FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered are measured using net asset value as a practical expedient, and are not classified in the fair value hierarchy.

The table below categorizes amounts at period end based on valuation input level:

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$1,303,609	$—	$—	$1,303,609
Consumer Staples	666,530	—	—	666,530
Energy	496,341	—	—	496,341
Financials	3,434,310	—	—	3,434,310
Health Care	365,086	165,474	—	530,560
Industrials	1,404,061	—	—	1,404,061
Information Technology	1,459,402	—	—	1,459,402
Materials	697,520	—	—	697,520
Utilities	598,633	—	—	598,633
Investment Company	827,674	—	—	827,674

Total Assets	$11,253,166	$165,474	$—	$11,418,640

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

8 OPPENHEIMER SMALL CAP VALUE FUND

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/ or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in a money market Affiliated Fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is regulated as a money market fund under the Investment Company Act of 1940, as amended.

Master Limited Partnerships (“MLPs”). MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities.

9 OPPENHEIMER SMALL CAP VALUE FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued)

These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

10 OPPENHEIMER SMALL CAP VALUE FUND

6. Federal Taxes (Continued)

Federal tax cost of securities	$10,580,359

Gross unrealized appreciation	$1,157,242
Gross unrealized depreciation	(318,961)

Net unrealized appreciation	$838,281

11 OPPENHEIMER SMALL CAP VALUE FUND

Item 2. Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 7/31/2016, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Small Cap Value Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date: 9/14/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date: 9/14/2016

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer

Date: 9/14/2016